UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): April 12, 2005


                                  NovaMed, Inc.
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


         Delaware                           0-26625              36-4116193
----------------------------             ------------        -------------------
(State or Other Jurisdiction             (Commission            (IRS Employer
     of incorporation)                   File Number)        Identification No.)


980 North Michigan Avenue, Suite 1620, Chicago, Illinois                 60611
--------------------------------------------------------              ----------
     (Address of Principal Executive Offices)                         (Zip Code)


        Registrant's telephone number, including area code (312) 664-4100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_|   Written communications pursuant to Rule 425 under the Securities Act

|_|   Soliciting material pursuant to Rule 14a-12 under the Exchange Act

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Section 4 - Matters Related to Accountants and Financial Statements

Item 4.01. Changes in Registrant's Certifying Accountant.

(a)(i) On April 12, 2005, PricewaterhouseCoopers LLP ("PwC") notified the Audit Committee of the Board of Directors of NovaMed, Inc. (the "Company") of its decision to resign as the Company's independent registered public accounting firm, effective immediately.

(ii) The reports of PwC on the Company's financial statements for the past two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

(iii) During the two most recent fiscal years and through April 12, 2005, there have been no disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of PwC, would have caused them to make reference thereto in its reports on the financial statements for such years. During the two most recent fiscal years and through April 12, 2005, there were no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K).

(iv) The Company has requested PwC to furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements made by the Company in this Form 8-K. A copy of PwC's letter, dated April 18, 2005, is filed as Exhibit 16.1 to this Form 8-K.

(b) On April 12, 2005, the Audit Committee of the Board of Directors approved the appointment of BDO Seidman, LLP ("BDO") as the Company's independent registered public accounting firm, effective immediately. During the two most recent fiscal years and through April 12, 2005, the Company did not consult with BDO regarding (i) the application of accounting principles to a specified transaction, either completed or proposed; (ii) the type of audit opinion that might be rendered on the Company's financial statements; and neither a written report was provided to the Company nor oral advice was provided that BDO concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (iii) any matter that was either the subject of a disagreement (as defined in Item 304(a) (1) (iv) of Regulation S-K) or a reportable event (as defined in Item 304(a) (1) (v) of Regulation S-K).

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(c)   Exhibits

                  Exhibit Number    Title
                  --------------    -------------

                  16.1              Letter  from  PwC  to  the   Securities  and
                                    Exchange  Commission  dated  April 18,  2005
                                    regarding change in certifying accountant

                  99.1              Press release of NovaMed,  Inc.  dated April
                                    18, 2005

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 NovaMed, Inc.


Dated: April 18, 2005                            By: /s/ Scott T. Macomber
                                                    ----------------------------
                                                    Scott T. Macomber
                                                    Executive Vice President and
                                                    Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit No.       Exhibit
-----------       -------

16.1 Letter from PwC to the Securities and Exchange Commission dated April 18, 2005 regarding change in certifying accountant

99.1              Press release of NovaMed, Inc. dated April 18, 2005